UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

OILTANKING PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-35230	45-0684578
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana St., 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Administrative Services Agreement

Following the closing of the Merger described in Item 2.01 below, Oiltanking Partners, L.P., a Delaware limited partnership (“Oiltanking”), and OTLP GP, LLC, a Delaware limited liability company and the general partner of Oiltanking (“Oiltanking GP”) each entered into an Eighth Amended and Restated Administrative Services Agreement (the “Eighth ASA”), dated as of February 13, 2015, by and among Enterprise Products Company, a Texas corporation (“EPCO”), EPCO Holdings, Inc., a Delaware corporation, Enterprise Products Holdings LLC, a Delaware limited liability company (“Enterprise GP”), Enterprise Products Partners L.P., a Delaware limited partnership (“Enterprise”), Enterprise Products OLPGP, Inc., a Delaware corporation (“OLPGP”), Enterprise Products Operating LLC, a Texas limited liability company (“EPO”), Oiltanking GP and Oiltanking, which amends and restates the Seventh Amended and Restated Administrative Services Agreement. The Eighth ASA governs administrative, management and operating services provided by EPCO to the MLP Group (as defined therein), and provides for reimbursement to EPCO from the MLP Group of all of EPCO’s costs and expenses that are directly or indirectly related to the business or activities of the MLP Group. The Eighth ASA terminates the rights of and releases Oiltanking and Oiltanking GP from their obligations under the agreement and terminates the rights of and releases the other parties to such agreement from their obligations to Oiltanking and Oiltanking GP under the agreement.

The description of the Eighth ASA in this Item 1.01 is qualified in its entirety by reference to the full text of the Eighth ASA, which is filed as Exhibit 10.1 to Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 13, 2015, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 13, 2015, Enterprise and Oiltanking jointly announced the completion of Enterprise’s acquisition of Oiltanking. Pursuant to an Agreement and Plan of Merger, dated as of November 11, 2014 (the “Merger Agreement”), by and among Enterprise, Enterprise GP, EPOT MergerCo LLC, a Delaware limited liability company and wholly owned subsidiary of Enterprise (“MergerCo”), Oiltanking and Oiltanking GP, Oiltanking agreed to merge with MergerCo with Oiltanking surviving the merger (the “Merger”). Enterprise completed the Merger following approval of the Merger Agreement and the Merger by a majority of the Oiltanking common unitholders entitled to vote on February 13, 2015.

At the effective time of the Merger, Oiltanking merged with MergerCo with Oiltanking surviving the merger as a wholly owned subsidiary of Enterprise. As a result of the Merger and pursuant to the Merger Agreement, all outstanding common units representing limited partner interests in Oiltanking (“OILT Common Units”), other than OILT Common Units held by Enterprise and its subsidiaries, were cancelled and converted into the right to receive 1.30 common units representing limited partnership interests in Enterprise (“EPD Common Units”). No fractional EPD Common Units will be issued in connection with the Merger, and Oiltanking common unitholders will, instead, receive cash in lieu of fractional EPD Common Units, if any.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to Oiltanking’s Current Report on Form 8-K filed with the Commission on November 12, 2014, and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the completion of the Merger, Oiltanking (i) notified the New York Stock Exchange (the “NYSE”) on February 13, 2015 that the Merger was effected and that all OILT Common Units, other than OILT Common Units held by Enterprise and its subsidiaries, were cancelled and converted into the right to receive 1.30 EPD Common Units, and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the OILT Common Units. The trading of OILT Common Units on the NYSE will be suspended from trading before the opening of the market on February 17, 2015, the first business day following the completion of the Merger.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Agreement of Limited Partnership of Oiltanking

Immediately following the closing of the Merger described in Item 2.01, on February 13, 2015, Oiltanking GP, EPO and OLPGP entered into the Second Amended and Restated Agreement of Limited Partnership of Oiltanking (the “Second Amended LP Agreement”) reflecting the fact that Oiltanking no longer has any public unitholders, a contribution of Enterprise’s limited partner interests in Oiltanking to subsidiaries of Enterprise, and a cancellation of incentive distribution rights of Oiltanking in exchange for new limited partner interests of Oiltanking.

The description of the Second Amended LP Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Second Amended LP Agreement, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Third Amended and Restated Limited Liability Company Agreement of Oiltanking GP

Immediately following the closing of the Merger described in Item 2.01, on February 13, 2015, EPO entered into the Third Amended and Restated Limited Liability Company Agreement of Oiltanking GP (the “Third Amended LLC Agreement”). The Third Amended LLC agreement reflects the fact that Oiltanking no longer has any public unitholders.

The description of the Third Amended LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Third Amended LLC Agreement, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Unitholders (the “Special Meeting”) of Oiltanking held on February 13, 2015, Oiltanking unitholders approved the Merger Agreement and the Merger. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
76,630,028	93,166	7,163	0

No other business was submitted to Oiltanking unitholders for approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On February 13, 2015, Oiltanking and Enterprise issued a joint press release announcing the approval by the Oiltanking unitholders of the Merger Agreement and the Merger and the subsequent completion of the Merger.

A copy of the joint press release is filed as Exhibit 99.1 to Enterprise’s Current Report on Form 8-K filed with the Commission on February 13, 2015 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless Oiltanking specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 11, 2014, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPOT MergerCo LLC, Oiltanking Partners, L.P. and OTLP GP, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed November 12, 2014).

3.1#	Second Amended and Restated Agreement of Limited Partnership of Oiltanking Partners, L.P., dated effective as of February 13, 2015.

3.2#	Third Amended and Restated Limited Liability Company Agreement of OTLP GP, LLC, dated effective as of February 13, 2015.

10.1	Eighth Amended and Restated Administrative Services Agreement, dated as of February 13, 2015, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, OTLP GP, LLC and Oiltanking Partners, L.P. (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on February 13, 2015).

99.1	Joint Press Release dated February 13, 2015 (incorporated by reference to Exhibit 99.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on February 13, 2015).

#	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OILTANKING PARTNERS, L.P.

	By:	OTLP GP, LLC,
its General Partner

Date: February 13, 2015	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Principal Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 11, 2014, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPOT MergerCo LLC, Oiltanking Partners, L.P. and OTLP GP, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed November 12, 2014).

3.1#	Second Amended and Restated Agreement of Limited Partnership of Oiltanking Partners, L.P., dated effective as of February 13, 2015.

3.2#	Third Amended and Restated Limited Liability Company Agreement of OTLP GP, LLC, dated effective as of February 13, 2015.

10.1	Eighth Amended and Restated Administrative Services Agreement, dated as of February 13, 2015, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, OTLP GP, LLC and Oiltanking Partners, L.P. (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on February 13, 2015).

99.1	Joint Press Release dated February 13, 2015 (incorporated by reference to Exhibit 99.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on February 13, 2015).

#	Filed herewith